Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2023
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Going concern

The consolidated financial statements of the Company have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred losses for the past three years and as of December 31, 2023, net current liabilities of the Company amounted to $93,591,743. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The Company intends to meet its cash requirements for the 12 months after the issuance date of this report through a combination of debt and equity financing. On March 27, 2023, the Company signed a shares subscription agreement with a strategic investor, CHINA ORIENT SMART ECOTECH INVESTMENT GROUP LIMITED, pursuant to which the Company agreed to issue a total of 5,469,019 restricted ordinary shares for an aggregate of $220 million of investment. The closing of the investment is in two tranches. The first tranche of $22 million is expected be within 30 working days from the date of the Share Subscription Agreement, and the remaining $198 million is expected to be within 60 days thereafter. The share subscription agreement between the Company and strategic investor CHINA ORIENT SMART ECOTECH INVESTMENT GROUP LIMITED remains valid. The total subscription amount is expected to decrease from the original $220 million to $50 million, with the subscription price remaining unchanged. We anticipate signing a supplemental agreement with Orient Asset within the next three months. In addition, the Company is actively negotiating a debt-to-equity conversion plan with creditors to reduce the company's debt burden.

As of the reporting date, subsidiaries like Zhong Chuan Shi Xun and Beijing Luokung have completed a new round of layoffs, and eMapgo will also complete a new round of layoffs this month.

Principles of consolidation

The consolidated financial statements include the financial statements of LKCO, its subsidiaries, including the wholly-foreign owned enterprises (“WFOEs”), entities the Company controls by contracts and VIEs for which the Company is the primary beneficiary. WFOEs are entities incorporated under the laws of the PRC and are wholly owned by foreign (non-PRC) investor(s). All transactions and balances among the Company, its subsidiaries, entities controlled by contracts and consolidated VIEs have been eliminated upon consolidation. The results of subsidiaries, entities controlled by contracts and consolidated VIEs acquired or disposed of are recorded in the consolidated statements of operations from the effective date of acquisition or control or up to the effective date of disposal, as appropriate.

A subsidiary is an entity in which (i) the Company directly or indirectly controls more than 50% of the voting power; or (ii) the Company has the power to appoint or remove the majority of the members of the board of directors or to cast a majority of votes at the meeting of the board of directors or to govern the financial and operating policies of the entity pursuant to a statute or under an agreement among the shareholders or equity holders. An entity controlled by contracts is required to be consolidated by the primary beneficiary of the entity if the equity holders in the entity do not have controlling financial interest in the entity. A VIE is required to be consolidated by the primary beneficiary of the entity if the equity holders in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.

To comply with the PRC legal restrictions on foreign ownership, the Company operates such restricted services in the PRC through certain PRC domestic companies, whose nominal equity interests are held by certain management members or founders of the Company or certain other third parties. Part of the registered capital of these PRC domestic companies was funded by certain management members, or founders of the Company or certain other third parties. The Company has entered into certain exclusive business services agreements with these PRC domestic companies, which entitle it to receive a majority of their residual returns and make it obligatory for the Company to absorb a majority of the risk of losses from their activities. In addition, the Company has entered into certain agreements with those management members, founders, or certain other third parties, including equity interest pledge agreements of the nominal equity interests held by those management members, founders or certain other third parties in these PRC domestic companies, and exclusive option agreements to acquire such nominal equity interests in these PRC domestic companies when permitted by the PRC laws, rules and regulations.

Details of the typical VIE structure of the Company’s significant consolidated VIEs, namely Zhong Chuan Shi Xun, Beijing BotBrain and EMG are set forth below:

(i)	Contracts that give the Company effective control of VIEs

Exclusive option agreements

Each VIE equity holder has granted the WFOEs exclusive call options to purchase the nominal equity interest in the VIEs at an exercise price equal to (i) with regard to Zhong Chuan Shi Xun, the minimum price as permitted by applicable PRC laws, or (ii) with regard to Beijing BotBrain, RMB10 in aggregate, or if appraisal is required as requested by relevant PRC laws, the price as determined by the relevant parties, or (iii) with regard to EMG, RMB 1 in aggregate or other price as determined by the relevant parties, provided that if required by relevant PRC laws, the minimum price as permitted by PRC laws shall apply. The WFOEs may designate another entity or individual to purchase the nominal equity interests, if applicable, under the call options. Each call option is exercisable subject to the condition that applicable PRC laws, rules and regulations do not prohibit completion of the transfer of the nominal equity interests pursuant to the call option. The VIEs shall not declare any dividend or other distribution to its equity holders unless with the approval of the WFOEs. With regard to Zhong Chuan Shi Xun and Beijing BotBrain, the exclusive call option agreements remain in effect for ten (10) years and may be renewed at the election of the WFOEs. With regard to EMG, the exclusive call option agreement shall remain in effect until all nominal equity interest under the call option has been transferred to the WFOE or its designated entity or individual.

Equity pledge agreements

As for Zhong Chuan Shi Xun and Beijing BotBrain, pursuant to the relevant equity pledge agreements, the relevant VIE equity holders have pledged all of their interests in the equity of the VIEs as a continuing security interest in favor of the corresponding WFOEs to secure the performance of obligations by the VIEs and/or the equity holders under the exclusive business cooperation agreements. Each WFOE is entitled to exercise its right to dispose of the VIE equity holders’ pledged interests in the equity of the VIE in accordance with applicable PRC laws in the event of any breach or default, and VIE equity holders shall cease to be entitled to any rights or interests associated with their nominal equity interests in the VIEs. These equity pledge agreements remain in force until and unless the obligations of the VIE equity holders to the WFOEs under the exclusive business cooperation agreements have been fulfilled.

As for EMG, pursuant to the relevant equity pledge agreement, the relevant VIE equity holder has pledged all of its nominal equity interest in the VIE as a continuing first priority security interest in favor of the corresponding WFOE to secure the performance of obligations by the VIE as set forth in the relevant exclusive option agreement, proxy agreement, the equity pledge agreement and the VIE’s obligation to repay the secured indebtedness. The VIE equity holder shall not be entitled to receive any dividend associated with its nominal equity interest without the approval of the WFOE, and the dividend received by the VIE equity holder shall be deposited in the account designated by the WFOE and subject to the supervision of the WFOE. In the event of any breach or default, the WFOE shall be entitled to all rights to relief, including but not limited to disposing the nominal equity interest held by the VIE equity holder. The equity pledge agreement shall remain in force until and unless the obligations of the VIE equity holder to the WFOE under the exclusive option agreement, proxy agreement, the equity pledge agreement have been fulfilled or all the secured indebtedness has been paid off.

Power of Attorney.

As for Zhong Chuan Shi Xun and Beijing BotBrain, pursuant to the relevant power of attorney, each of the relevant VIE equity holders irrevocably appoints the corresponding WFOE as its attorney-in-fact to exercise on its behalf any and all rights that such equity holder has in respect of its nominal equity interests in the relevant VIE conferred by relevant laws and regulations and the articles of associate of such VIE. The power of attorney shall remain effective as long as such VIE equity holder remains as a shareholder of Zhong Chuan Shi Xun or Beijing BotBrain.

As for EMG, pursuant to the relevant power of attorney, the relevant VIE equity holder irrevocably appoints certain the person designated by the corresponding WFOE as its attorney-in-fact to exercise on its behalf any and all rights that such equity holder has in respect of its nominal equity interest in the relevant VIE conferred by relevant laws and regulations and the articles of associate of such VIE. The power of attorney of EMG shall remain effective until March 11, 2044, and will be renewed automatically for another ten (10) years unless the parties to the power of attorney agree otherwise.

(ii)	Contracts that enable the Company to receive the economic benefits from the VIEs

Exclusive business cooperation agreements

As for Zhong Chuan Shi Xun, Beijing BotBrain and EMG, each relevant VIE has entered into an exclusive business services agreement with the corresponding WFOE, pursuant to which the relevant WFOE provides exclusive business services to the VIE. In exchange, (i) Zhong Chuan Shi Xun pays a service fee to the corresponding WFOE which shall be no less than 80% of Zhong Chuan Shi Xun’s after-tax profits; (ii) Beijing BotBrain pays a service fee to the corresponding WFOE which shall be reasonably determined by such WFOE based on certain factors; (iii) EMG pays a service fee to the corresponding WFOE which shall be 20% of EMG’s annual income. Luokung exercises control over the VIEs through a Call Option Agreement, an Equity Pledge Agreement, an Exclusive Business Cooperation Agreement and a Proxy Agreement. The amount of service fees to be paid by EMG and BotBrain shall be determined solely by the WFOE or as mutually agreed by the WFOE and the VIEs. Based on the control Luokung exercises through the agreements and based on its ability to determine the fees paid by EMG and BotBrain, Luokung is considered the primary beneficiary of the VIEs. There is no fixed payment schedule in settling the amounts due from the VIEs. Payments are made based on the cash position of the VIEs.

Based on these contractual agreements, the Company believes that the PRC domestic companies as described above should be considered as VIEs because the equity holders do not have significant equity at risk nor do they have the characteristics of a controlling financial interest. Given that the Company is the primary beneficiary of these PRC domestic companies, the Company believes that these VIEs should be consolidated based on the structure as described above.

Under the contractual arrangements with the consolidated VIEs, the Company has the power to direct activities of the consolidated VIEs. Therefore, the Company considers that there is no asset in any of the consolidated VIEs that can be used only to settle obligations of the consolidated VIEs, except for registered capital and PRC statutory reserves. As all consolidated VIEs are incorporated as limited liability companies under the Company Law of the PRC, creditors of the consolidated VIEs do not have recourse to the general credit of the Company for the liabilities of the consolidated VIEs.

Currently there is no contractual arrangement which requires the Company to provide additional financial support to the consolidated VIEs. However, as the Company conducts its businesses primarily based on the licenses and approvals held by its consolidated VIEs, the Company has provided and will continue to provide financial support to the consolidated VIEs considering the business requirements of the consolidated VIEs, as well as the Company’s own business objectives in the future. On March 29, 2022, the Company entered a SPA with the shareholders of iTraffic and its operating affiliate Hongda Jiutong, per the SPA, the Company will purchase 100% of the ownership of iTraffic. The Company didn’t consolidate iTraffic as control of that company will not be effective until the full closing of the share acquisition, which is still pending as of the date of issuance of this report. The investment is carried at cost and assessed for impairment when there are indications that the fair value does not exceed the carrying value.

Use of estimates

The preparation of consolidated financial statements in conformity with US GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates are the allowance for expected credit losses, the useful lives of property and equipment and intangible assets, valuation allowance for deferred tax assets, and impairment of long-lived assets and goodwill and the fair value of assets acquired and liabilities assumed in business combinations. Actual results could differ from those estimates.

Restricted cash

Restricted cash represents the Company is currently involved in litigations, which has resulted in the freezing of its bank accounts. At December 31, 2023 and 2022, restricted cash amounted to $462,300 and $ nil, respectively.

Fair value measurements

Fair value is the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements”, provides a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The level in the hierarchy within which the fair value measurement in its entirety falls is based upon the lowest level of input that is significant to the fair value measurement as follows:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Cash and cash equivalents

Cash primarily consists of cash on hand and deposits in bank accounts. As of December 31, 2023 and 2022, the Company had no cash equivalents, such as money market funds, investments in interest-bearing demand deposit accounts, time deposits, or highly liquid investments with original maturities of three months or less from the date of purchase.

Accounts receivable, net of allowance for expected credit losses

Accounts receivable are recognized and carried at the original invoiced amount less an allowance for expected credit losses.

Allowance for expected credit losses

Effective January 1, 2020, the Company adopted Accounting Standards Update 2016-13 “Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments”. The Company estimates its allowance for current expected credit losses based on an expected loss model, compared to prior periods which were estimated using an incurred loss model which did not require the consideration of forward-looking economic variables and conditions in the reserve calculation across the portfolio. The impact related to adopting the new standard was not material. Certain changes resulting from the new standard impacted the Company’s description of its significant accounting policies compared to 2020.

The Company estimates its allowances for expected credit losses for accounts and other receivables by considering past events, including any historical default, current economic conditions and certain forward-looking information, including reasonable and supportable forecasts. As of January 1, 2020, the methodologies that the Company uses to estimate the allowance for expected credit losses for accounts and other receivables are as follows:

Individually evaluated—The Company reviews all accounts and other receivables considered at risk semi-annually and performs an analysis based upon current information available about the customers and other debtors, such as financial statements, news reports, published credit ratings as well as collateral net of repossession cost, prior collection history and current and future expected economic conditions. Using this information, the Company determines the expected cash flow for the accounts and other receivables and calculates an estimate of the potential loss and the probability of loss. For those accounts for which the loss is probable, the Company records a specific allowance.

Collectively evaluated—The Company determines its allowances for credit losses for collectively evaluated accounts and other receivables based on appropriate groupings.

The Company considers forward-looking macroeconomic variables such as gross domestic product, unemployment rates, equity prices and corporate profits when quantifying the impact of economic forecasts on its allowance for expected credit losses. Macroeconomic variables may vary based on historical experiences, portfolio composition and current environment. The Company also considers the impact of current conditions and economic forecasts relating to specific industries and client-credit ratings, in addition to performing a qualitative review of credit risk factors across the portfolio. Under this approach, forecasts of these variables over two years are considered reasonable and supportable. Beyond two years, the Company reverts to long-term average loss experience. Forward-looking estimates require the use of judgment, particularly in times of economic uncertainty. The Company writes off receivables when all efforts at collection have been exhausted and the receivable is considered uncollectible.

Property and equipment, net

Property and equipment are carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the following estimated useful lives:

Wi-Fi equipment	– 3 years
Office and other equipment	– 3 to 5 years
Vehicles	– 5 years

Costs of repairs and maintenance are expensed as incurred and asset improvements are capitalized. The gain or loss on disposal of property and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the consolidated statement of operations and comprehensive loss. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period.

Other assets

Other assets include art pieces, which are recorded at cost, including the purchase price and any directly attributable costs necessary to bring the asset to its intended location and condition for use. These items are considered long-term assets as they are not held for sale in the ordinary course of business. The Company does not depreciate art pieces, as they are considered to have an indefinite useful life. Periodically, the Company reviews the carrying value of these assets to determine if any indicators of impairment exist. If indicators of impairment are present, the Company estimates the recoverable amount of the asset. An impairment loss is recognized in the statement of operations if the carrying amount of the art piece exceeds its recoverable amount.

Intangible assets

Intangible assets with finite lives are amortized using the straight-line method over the estimated economic lives.

Intangible assets have weighted average economic lives from the date of purchase as follows:

Copyright	– 10 years
Trademarks	– 10 years
Patents	– 10 years
Customer Relationship	– 10 years
Technology	– 7 years
Software	– 5 years

Goodwill

The Company assesses goodwill for impairment in accordance with FASB ASC subtopic 350-20, “Intangibles—Goodwill and Other: Goodwill (“ASC 350-20”),” which requires that goodwill to be tested for impairment at the reporting unit level at least annually and more frequently upon the occurrence of certain events, as defined by ASC 350-20.

The Company has the option to assess qualitative factors first to determine whether it is necessary to perform the impairment test in accordance with ASC 350-20. If the Company believes, as a result of the qualitative assessment, that it is more-likely-than-not that the fair value of the reporting unit is less than its carrying amount, the quantitative impairment test described below is required. Otherwise, no further testing is required. In the qualitative assessment, the Company considers primary factors such as industry and market considerations, overall financial performance of the reporting unit, and other specific information related to the operations. In performing the quantitative impairment test, the Company compares the carrying amount of the reporting unit to the fair value of the reporting unit based on either quoted market prices of the ordinary shares or estimated fair value using a combination of the income approach and the market approach. If the carrying value of the reporting unit exceeds the fair value of the reporting unit, then the excess is recognized as an impairment loss.

In 2023 and 2022, the Company performed a qualitative assessment for goodwill and evaluated all relevant factors, including but not limited to macroeconomic conditions, industry and market conditions, and financial performance. The Company concluded that it is necessary to perform a quantitative assessment. The Company completed the quantitative goodwill impairment assessment based on the discounted future cash flows that the reporting units are expected to generate and determined after evaluating the results, events and circumstances, that the carrying values of the reporting units exceeded their fair values. Therefore, the Company recorded impairment on goodwill of $79,916,742 of Zhong Chuan Rui You, SuperEngine and Saleya for the year ended December 31, 2023 and $1,854,221 of Botbrain for the year ended December 31, 2022.

Impairment or disposal of long-lived assets

Long-lived assets other than goodwill are included in impairment evaluations when events and circumstances exist that indicate the carrying value of these assets may not be recoverable. In accordance with FASB ASC 360, “Property, Plant and Equipment,” the Company assesses the recoverability of the carrying value of long-lived assets by first grouping its long-lived assets with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities (the asset group) and, secondly, estimating the undiscounted future cash flows that are directly associated with and expected to arise from the use of and eventual disposition of such asset group. If the carrying value of the asset group exceeds the estimated undiscounted cash flows, the Company recognizes an impairment loss to the extent the carrying value of the long-lived asset exceeds its fair value. The Company determines fair value through quoted market prices in active markets or, if quotations of market prices are unavailable, through the performance of internal analysis using a discounted cash flow methodology or by obtaining external appraisals from independent valuation firms. The undiscounted and discounted cash flow analyses are based on a number of estimates and assumptions, including the expected period over which the asset will be utilized, projected future operating results of the asset group, discount rate and long-term growth rate.

As of December 31, 2023 and 2022, the Company assessed the impairment of its long-lived assets and identified impairment indications. For intangible assets, the impairment loss was $30,967,130, $nil and $nil for the years ended 2023, 2022 and 2021, respectively.

Business combination

The Company accounts for business combinations using the acquisition method of accounting in accordance with FASB ASC Topic 805, “Business Combinations”. Acquisition method accounting requires that the consideration transferred be allocated to the assets, including separately identifiable assets, and liabilities the Company acquired, based on their estimated fair values. The consideration transferred in an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued as well as the contingent considerations and all contractual contingencies as of the acquisition date. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any noncontrolling interests. The excess of (i) the total cost of acquisition, fair value of the noncontrolling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree, is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in earnings.

Revenue recognition

The Company recognizes revenue in accordance with ASC Topic 606, “Revenue from Contracts with Customers”

Internet LBS and related smart industry advertising

Advertising services  LBS Business

Zhong Chuan Rui You and Beijing Wave Function Culture Development Co., Ltd (“Wave Function”) derive revenue from the provision of user acquisition services to their advertisers on the strength of the LBS services they offer; customers pay them based on performance, as measured by CPI (Cost Per Install), CPM (Cost Per Mile), and CPC (Cost Per Click). They recognize revenue over time because customers receive and consume the benefit of their advertising services throughout the contract period. There was no such revenue generated in 2023 due to Zhong Chuan Rui You suspended its business and Wave Function was deconsolidated as a result of termination of persons acting in concert agreement which was entered into by Zhong Chuan Rui You and certain shareholder as of January 5, 2023.

Software and services

Superengine Graphics Software Technology Development (Suzhou) Co., Ltd (“Superengine”) generates revenues primarily in the form of sale of a software license and provision of technology services. License fees include perpetual license fees, term license fees and royalties. Technology services primarily consist of fees for providing technology support services and technology solution services that enable customers to gain real-time operational intelligence by harnessing the value of their data.

Revenue for the sale of software licenses is recognized at the point in time when the right to use the software is provided to its customers. Term license fees and royalties are recognized over time throughout the contract period.

Technology support service revenue is recognized over time as the services are performed because the customer receives and consumes the benefit of its performance throughout the contract period. Technology solution service revenue is recognized at the point in time when the service is completed. SuperEngine bills for the services it has performed in accordance with the terms of the contract. It recognizes the revenues associated with these professional services as it delivers the services to the customers. There was no such revenue generated as Superengine was liquidated in 2023.

Smart transportation

Map data licensing

EMG provides perpetual map data licenses to customers and collects one time license fees from customers. Revenue is recognized at the point in time when customers obtain the right to use the map data.

Autonomous driving simulation & verification test

EMG provides data collection and desensitization for compliance with legal requirements to system manufacturers and automobile manufacturers for autonomous driving simulation and verification testing. Revenues are derived from the provision of data collection and desensitization service for compliance with legal requirements. Revenues are recognized over time as the services are performed because the customer receives and consumes the benefit of its performance throughout the contract period.

Map service platform local deployment

Through local deployment, EMG provides a one-time map service platform license or a map service platform license for a certain period with timely updates to the map service platform during such contract to certain public sectors and enterprises to support their location-based application. The map service platform includes map data and software that support certain map applications such as display, search, routing and others. Revenues from a map data license for a certain period are recognized ratably over time because the customer receives and consumes the benefit of the map services throughout the contract period.

The Company does not offer credits or refunds and therefore has not recorded any sales return allowance for any of the periods presented. Upon a periodic review of outstanding accounts receivable, amounts that are deemed to be uncollectible are written off against the allowance for doubtful accounts. The Company’s policy is to record revenues net of any applicable sales, use or excise taxes.

Contract liabilities represent prepayments from customers and are recognized as revenue when the services are rendered.

The following table shows the amount of revenue recognized that was included in contract liabilities as at December 31, 2022 and 2023:

Revenue recognised in 2022	$(389,238)
Increase in contract liabilities	1,036,139
Exchange difference	(155,334)
December 31, 2022	2,066,634

Revenue recognised in 2023	(339,199)
Increase in contract liabilities	257,826
Write off	(1,275,161)
Exchange difference	(27,566)
December 31, 2023	$682,534

Disaggregation of revenue

The following tables disaggregate revenues under ASC 606 by product line for the years ended December 31, 2023, 2022 and 2021.

	Fiscal Year Ended December 31,
	2023	2022	2021
	(dollars in thousands)
Revenues
Advertising	$-	$81,008	$131,423
Software and services	-	508	4,545
Smart transportation	10,075	12,077	9,100
Others	161	-	-

Total revenues	$10,236	$93,593	$145,068

Advertising	-	86.6%	90.6%
Software and services	-	0.5%	3.1%
Smart transportation	98.4%	12.9%	6.3%
Smart transportation	1.6%	-	-
Others	-	-	-

Total	100.0%	100.0%	100.0%

Foreign currency translation

The functional and reporting currency of the Company and the Company’s subsidiaries domiciled in BVI and Hong Kong is the United States dollar (“U.S. dollar”). The financial records of the Company’s other subsidiaries and VIEs located in the PRC are maintained in their local currency, the Chinese Renminbi (“RMB”), which is the functional currency of these entities.

Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the functional currency during the year are converted into the functional currency at the applicable rates of exchange prevailing when the transactions occurred. Transaction gains and losses are recognized in the statements of operations.

The Company’s entities with a functional currency of RMB translate their operating results and financial position into the U.S. dollar, the Company’s reporting currency. Assets and liabilities are translated using the exchange rates in effect on the balance sheet date. Revenues, expenses, gains and losses are translated using the average rate for the year. Retained earnings and equity are translated using the historical rate. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of other comprehensive income.

Earnings per share

ASC Topic 260 “Earnings per Share,” requires presentation of both basic and diluted earnings per share (“EPS”) with a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. Basic EPS excludes dilution. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares or resulted in the issuance of ordinary shares that then shared in the earnings of the entity.

Basic net loss per share is computed by dividing net loss available to ordinary shareholders by the weighted average number of shares of ordinary shares outstanding during the period. Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of ordinary shares, ordinary shares equivalents and potentially dilutive securities outstanding during each period. Potentially dilutive ordinary shares consist of the ordinary shares issuable upon the exercise of ordinary shares warrants (using the treasury stock method). Ordinary shares equivalents are not included in the calculation of diluted earnings per share if their effect would be anti-dilutive. In a period in which the Company has a net loss, all potentially dilutive securities are excluded from the computation of diluted shares outstanding as they would have had an anti-dilutive impact. Nil and 7,803,132 shares that would be issued upon exercise of the warrants in 2023 and 2022, respectively, are not included in EPS as their exercise would be anti-dilutive. The following is a table of basic and diluted net loss per share:

	Year Ended December 31,
	2023	2022	2021
Net loss available to owners of the Company for basic and diluted net loss per share of ordinary shares	$(181,331,324)	$(52,539,682)	$(68,801,252)
Weighted average ordinary stock outstanding - basic and diluted	2,223,447	1,765,374	1,395,447
Net loss per ordinary share attributable to owners of the Company - basic and diluted	$(81.55)	$(29.76)	$(49.30)

Income taxes

Deferred income taxes are recognized for temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements, net operating loss carry forwards and credits, by applying enacted statutory tax rates applicable to future years to these items. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws and regulations applicable to the Company as enacted by the relevant tax authorities.

The impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than not to be sustained upon audit by the relevant tax authorities. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, the Company classifies the interest and penalties, if any, as a component of income tax expense. For years ended December 31, 2023, 2022 and 2021, the Company did not have any material interest or penalties associated with tax positions nor did the Company have any significant unrecognized uncertain tax positions.

Contingencies

The Company records accruals for certain of its outstanding legal proceedings or claims when it is probable that a liability will be incurred and the amount of loss can be reasonably estimated. The Company evaluates the developments in legal proceedings or claims that could affect the amount of any accrual, as well as any developments that would make a loss contingency both probable and reasonably estimable.

Segment reporting

Operating segments are reported in a manner consistent with the internal reporting provided to our chief operating decision maker, who is our Chief Executive Officer (“CEO”), who reviews financial information presented on a consolidated basis for purposes of making operating decisions, assessing financial performance and allocating resources. The Company had one single operating and reportable segment for the years ended December 31, 2023, 2022 and 2021. All the Company’s customers and virtually all of its assets are located in the PRC, therefore, no geographical segment information is presented.

Related parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal with if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all significant related party transactions.

Leases

According to FASB ASC 842 “Leases”, lessees are required to record a right of use asset and lease liabilities for all leases other than those that have a lease term of 12 months or less. At the lease commencement date, a lessee should measure and record the lease liability equal to the present value of scheduled lease payments discounted using the rate implicit in the lease or the lease’s incremental borrowing rate, and the right of use asset is calculated on the basis of the initial measurement of the lease liability, plus any lease payments at or before the commencement date and direct costs, minus any incentives received. Over the lease term, a lessee must amortize the right of use asset and record the interest expense on the lease liability. The recognition and classification of lease expenses depend on the classification of the lease as either operating or finance. Payments associated with short-term leases are recognized as lease expenses on a straight-line basis over the period of the leases.

When the Company is the lessor, minimum contractual rental from leases is recognized on a straight-line basis over the non-cancelable term of the lease. With respect to a particular lease, actual amounts billed in accordance with the lease during any given period may be higher or lower than the amount of rental revenue recognized for the period. Straight-line rental revenue commences when the customer assumes control of the leased premises. Accrued straight-line rents receivable represents the amount by which straight-line rental revenue exceeds rents currently billed in accordance with lease agreements. If later, the billing amount exceeds the straight-line rental revenue, the variance will be credited to accrued straight-line rents receivable. Contingent rental revenue is accrued when the contingency is removed.

Advertising costs

Advertising costs include expenses associated with direct marketing. All advertising costs are expensed as incurred and included in selling and marketing expenses. During the years ended December 31, 2023, 2022 and 2021, advertising costs amounted to $nil, $58,075 and $915,203, respectively.

Comprehensive loss

Comprehensive loss includes net loss and foreign currency translation adjustments and is presented net of tax. The tax effect is nil for the three years ended December 31, 2023, 2022 and 2021 in the consolidated statements of comprehensive loss.

Concentration of credit risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash, accounts receivable and other receivables. While the cash maintained in banks in China is uninsured, these financial institutions all have high credit and quality ratings in China. For the year ended December 31, 2023, one customer accounted for 50.0% of total revenue. For the year ended December 31, 2022, three customers accounted for 53.0% of total revenue. For the year ended December 31, 2021, two customers accounted for 32% of total revenue. At December 31, 2023 and 2022, the Company had credit risk exposure of uninured cash in banks of $546,286 and $1,264,881, respectively. The Company does not require collateral to support financial instruments that are subject to credit risk

The net sales to customers representing at least 10% of net total sales are as follows:

	Year Ended December 31,
Customer	2023	2022	2021
A	50%	-	-
B	-	25%	-
C	-	16%	-
D	-	12%	-
E	-	-	18%
F	-	-	13%

The following customers had balances of at least 10% of the total trade receivables at the respective balance sheet dates set forth below:

	December 31,
Customer	2023	2022
A	46%	-
G	16%	-
H	-	21%
I	-	33%

Recent accounting pronouncements

In October 2023, the FASB issued ASU 2023-06, Disclosure Improvements. The amendments in this update modify the disclosure or presentation requirements of a variety of topics in the codification. Certain of the amendments represent clarifications to or technical corrections of the current requirements. The adoption of the amendment will occur on a prospective basis. The amendments in this ASU will be effective for public business entities on the effective date of the SEC’s removal of the related disclosures from Regulation S-X or Regulation S-K. If the SEC has not removed the applicable requirements from Regulation S-X or Regulation S-K by June 30, 2027, the amendments will not become effective for any entity. The Company is currently evaluating the impacts of the provisions of ASU 2023-06.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280), Improvements to Reportable Segment Disclosures. The new guidance requires enhanced disclosures about significant segment expenses. ASU 2023-07 will be effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, on a retrospective basis. Early adoption is permitted. The Company is currently evaluating the impact of this ASU on our segment disclosures.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740), Improvements to Income Tax Disclosures. ASU 2023-09 requires disaggregated information about a reporting entity’s effective tax rate reconciliation as well as additional information on income taxes paid. The guidance is effective for public business entities for annual periods beginning after December 15, 2024, and for private entities for annual periods beginning after December 15, 2025, on a prospective basis. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.